Offerings - Offering: 1	Aug. 01, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 48,628,765
Fee Rate	0.01531%
Amount of Registration Fee	$ 7,445.06
Offering Note

(1)
Calculated as the aggregate maximum purchase price for common shares of beneficial interest (the "Shares") of HPS Corporate Capital Solutions Fund (the "Fund"), based upon the net asset value per share as of June 30, 2025, of $26.44. This amount is based upon the offer to purchase up to 1,839,212 Shares, par value $0.01 per Share, of the Fund.